UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K/A


                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): December 21, 2006

                          FIRST MONTAUK FINANCIAL CORP.
                          -----------------------------
             (Exact name of registrant as specified in its charter)




                         COMMISSION FILE NUMBER: 0-6729
                                                 ------

                NEW JERSEY                           22-1737915
                ----------                           ----------
     (State or other jurisdiction of      (I.R.S. Employer Identification No.)
     incorporation or organization)

                            Parkway 109 Office Center
                             328 Newman Springs Road
                               Red Bank, NJ 07701
              (Address and zip code of principal executive offices)

                                 (732) 842-4700
               (Registrant's telephone number, including area code)




CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS:

      |_| Written communications pursuant to Rule 425 under the Securities Act
          (17 CFR 230.425)
      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
          CFR 240.14a-12)
      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
          Exchange Act (17 CFR 240.14d-2(b))
      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





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Item 8.01     OTHER EVENTS

                On December 21, 2006, the Registrant issued a press release describing the events reported in this Current Report on Form 8-K. On December 21, 2006 the Registrant issued a revised Press Release clarifying that the acquisition of the Registrant would be effected by an affiliate of Investment Properties of America, LLC ("IPofA") and not IPofA directly. A copy of the revised Press Release is attached as
                Exhibit 99.1 and is being "furnished" and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such filing.



Item 9.01       Financial Statements and Exhibits

(c)             Exhibits

                The following exhibit is filed or furnished herewith:

                99.1    Revised Press Release dated December 21, 2006






                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                               FIRST MONTAUK FINANCIAL CORP.

                                               By:   /s/ Victor K. Kurylak
                                                  ------------------------------
                                                  Name:  Victor K. Kurylak
                                                  Title: Chief Executive Officer
                                                  Date:  December 22, 2006




                                  EXHIBIT INDEX


    Exhibit     Description
    Number
    ------
      99.1      Revised Press Release dated December 21, 2006

                                                                Exhibit 99.1



                               [GRAPHIC OMITTED]
           FIRST MONTAUK ANNOUNCES IPofA AFFILIATE RECONSIDERS MERGER

Red Bank, NJ - December 21, 2006 - First Montauk Financial Corp. (OTC/BB: FMFK), a nationwide provider of investment services through independent financial professionals, announced today a delay in the proposed acquisition of the company by an affiliate of Investment Properties of America, LLC (IPofA). The transaction was originally expected to close in the third quarter but the closing date was extended to December 31, 2006 to enable the parties to fulfill the conditions to the merger, including the completion of regulatory approval. IPofA subsequently sought, and was granted an extension to January 5, 2007, in which to provide additional information required to obtain regulatory approval. IPofA is also seeking additional time to perform further due diligence on First Montauk.

First Montauk has been informed by representatives of IPofA, that IPofA would not complete the proposed acquisition of First Montauk according to terms of the original agreement as approved by FMFC's shareholders on August 17, 2006. The Board of Directors is considering its options with IPofA as well as all alternatives that may be in the best interests of the First Montauk's shareholders, including remaining as an independent public company.

First Montauk Financial Corp. is the parent company of First Montauk Securities Corp., a registered securities broker/dealer headquartered in Red Bank, NJ. First Montauk conducts securities brokerage, insurance, investment banking and advisory business and has approximately 275 registered representatives and services over 50,000 retail and institutional accounts, which comprise over $3 billion in customer assets.

Investment Properties of America, LLC is a full-service, investment and management company grounded in its philosophy of creativity, diversity, consistency and integrity. IPofA acquires, owns and operates properties, primarily leased to major national and regional retail companies under net leases.



The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward-looking statements. This press release may contain certain statements of a forward-looking nature relating to future events or future business performance. Any such statements that refer to the Company's estimated or anticipated future results or other non-historical facts are forward-looking and reflect the Company's current perspective of existing trends and information. These statements involve risks and uncertainties that cannot be predicted or quantified and, consequently, actual results may differ materially from those expressed or implied by such forward-looking statements. Such risks and uncertainties include, among others, risks and uncertainties detailed in each Company's Securities and Exchange Commission filings, including each Company's Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q. The forward-looking statements speak only as of the date of this release. Each of the Companies undertake no obligation to update publicly any forward-looking statement, whether as a result of new information, future events or otherwise.

Contact:

First Montauk Financial Corp.
Victor K. Kurylak,
President and
Chief Executive Officer
(800) 876-3672, ext. 4230
info@montaukfinancial.com
-------------------------